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                           ONE GROUP(R) MUTUAL FUNDS

              INSTITUTIONAL MONEY MARKET FUNDS COMBINED PROSPECTUS

                         Supplement dated April 2, 2001
                      to Prospectus dated November 1, 2000

Appendix A on page 28 of the prospectus indicates that One Group Treasury Only Money Market Fund and One Group Government Money Market Fund may invest in Treasury Receipts. Neither Fund currently invests in such instruments, nor do they intend to in the future. Therefore, Fund Codes 2 and 3 are deleted from Treasury Receipts on Appendix A.

The prospectus also indicates that One Group Government Money Market Fund may invest in Mortgage-Backed Securities. References to mortgage-backed securities on page 13 of the prospectus should be deleted. In addition, Fund Code 3 is deleted from Mortgage-Backed Securities on Appendix A.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE
TOGF-124S